Broadstone Real Estate Access Fund

Supplement dated June 19, 2020
to the Statement of Additional Information dated February 10, 2020

As of June 9, 2020, Heitman Real Estate Securities LLC (“Heitman”) no longer provides sub-advisory services to the Fund and all references to Heitman should be disregarded.

The following row is added to the Independent Trustees table within the section entitled MANAGEMENT OF THE FUND:

Name, Address and Birth Year	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Buford H. Ortale	Trustee	Sole Principal, Sewanee Ventures (personal holding company) (1996 – Present)	1	Benefit Street Partners Realty Trust; Broadtree Residential, Inc.

The following information is added to the Interested Trustees and Officers table within the section entitled MANAGEMENT OF THE FUND:

Richard J. Byrne’s position is changed to “Chairman, Chief Executive Officer, President and Trustee.”

Kate Davis is removed from the table.

The following information replaces, in its entirety, the information included under the heading PORTFOLIO MANAGER:

Michael Comparato and Brian Buffone are the Fund’s portfolio managers and are primarily responsible for management of the Fund’s investment portfolio. Messrs. Comparato and Buffone have served as portfolio managers since June 2020. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Investment Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio managers may have an incentive to not favor the Fund over the Client Accounts. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Comparato and Mr. Buffone each receive a fixed annual base compensation and annual discretionary bonus from the Investment Adviser.

As of March 31, 2020, Mr. Buffone did not manage any additional accounts, and Mr. Comparato managed the following additional accounts:

Name	Account Type	Total Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Michael Comparato	Registered Investment Companies	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles	2	$ 3.882 billion	1	$3.5 billion
	Other Accounts	0	$ 0	0	$ 0

As of April 30, 2020, Mr. Comparato and Mr. Buffone did not own any shares of the Fund.

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This Supplement dated June 19, 2020, and the Prospectus and Statement of Additional Information dated February 10, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 833-280-4479.